Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT

SECOND AMENDMENT (this “Amendment”), dated as of March 26, 2010, to the Credit Agreement dated as of September 26, 2008 (as amended or otherwise modified heretofore, the “Credit Agreement”), among Office Depot, Inc., Office Depot International (UK) Ltd., Office Depot UK Ltd., Office Depot International B.V., Office Depot B.V., OD International (Luxembourg) Finance S.À R.L. and Viking Finance (Ireland) Ltd. (collectively, the “Borrowers”), certain subsidiaries of Office Depot, Inc. from time to time parties thereto, the several banks and other institutions from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank N.A., London Branch, as European administrative agent and European collateral agent, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent’) and US collateral agent, Bank of America, N.A., as syndication agent, and Citibank, N.A., Wachovia Bank, National Association and General Electric Capital Corporation, as documentation agents.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended as set forth herein; and

WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

I. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

II. Amendments to Section 1.01 (Defined Terms). Section 1.01 of the Credit Agreement is hereby amended as follows:

(a) The following definitions are hereby inserted in appropriate alphabetical order:

“Compliance Certificate” has the meaning assigned to such term in Section 5.01(c).

“Liquidity” means, at any time, the sum of (a) the aggregate amount of cash and cash equivalents of the Company and its consolidated Subsidiaries which are not subject to any Liens (other than customary bankers’ Liens and Liens created pursuant to any Loan Document) plus (b) Aggregate Availability.

“Luxembourg Restructuring Transactions” means transactions effected in connection with the Tax Reorganization (as defined on Schedule 1.01(d)) whereby a Luxembourg Loan Party shall (a) become the owner of Inventory located in the Netherlands, England and Wales and/or Scotland, and/or (b) have Accounts owed by an Account Debtor that maintains an office in, or is organized under any applicable law of, the Netherlands, in each case for which (i) the Company provides the Lenders with (A) notice of such transactions and (B) an explanation, in form and substance reasonably satisfactory to the Administrative Agent, of such transactions and the purpose thereof and (ii) the Required Lenders do not object in writing thereto within 10 Business Days after receiving such materials; provided that, in each case, the Company has complied with all actions reasonably required by the Administrative Agent in order to protect or perfect the security interest of the Collateral Agents in the Collateral; provided, further, that Lenders who do not object to a transaction pursuant to clause (ii) above shall be deemed to have consented to such transaction for purposes of determining the requisite consent under Section 9.02(b).

“Permitted Convertible Notes” means any Indebtedness issued in a Permitted Convertible Notes Offering.

“Permitted Convertible Notes Offering” means any offering by the Company of unsecured or subordinated Indebtedness permitted by Section 6.01 that is by its terms convertible, in whole or in part, into shares of the Company’s common stock or into cash based upon a conversion rate tied to the Company’s common stock.

“Permitted Foreign Subsidiary Factoring Facility” means any and all agreements or facilities entered into by any Foreign Subsidiary that is not a Loan Party for the purpose of factoring, selling, transferring or disposing of its account receivables for cash consideration.

“Principal” has the meaning assigned to such term on Schedule 1.01(d).

“Removed Borrower” has the meaning assigned to such term in Section 9.23.

“Specified Intellectual Property Transaction” means any sale, transfer, license or other disposition, directly or indirectly, of Intellectual Property, certain other assets relating thereto or goodwill and going concern relating to the business from a Loan Party to a Subsidiary that is not a Loan Party in connection with the Intellectual Property Reorganization (as defined on Schedule 1.01(d)).

“Specified Principal-Commissionaire Transaction” means any sale, transfer or other disposition, directly or indirectly, of assets from a Loan Party to a Removed Borrower in connection with the Principal-Commissionaire Reorganization (as defined on Schedule 1.01(d)); provided that, both immediately before and immediately after giving pro forma effect to any such sale, transfer or other disposition of Collateral, no Level 4 Minimum Aggregate Availability Period shall be in effect.

“Specified Tax Restructuring Transaction” means:

(1) any Specified Intellectual Property Transaction or Specified Principal-Commissionaire Transaction; or

(2) any Tax Restructuring Transaction that either:

(a) has no material adverse effect on the European Borrowing Base or the Collateral of the European Loan Parties taken as a whole and is not otherwise materially disadvantageous to any interest of the Lenders, or

(b) (i) with respect to which the Company has provided the Lenders with: (A) notice of such transaction, (B) an explanation, in form and substance reasonably satisfactory to the Administrative Agent, of such transaction and the purpose thereof and (C) a Borrowing Base Certificate giving pro forma effect to such transaction and (ii) the Required Lenders do not object in writing thereto within 10 Business Days after receiving such materials;

provided that, in each case, (A) the Company has complied with all actions reasonably required by the Administrative Agent in order to protect or perfect the security interest of the Collateral Agents in the Collateral and (B) the Company may not effect any Specified Tax Restructuring Transaction if a Default or Event of Default has occurred and is continuing; provided, further, that Lenders who do not object to a transaction pursuant to clause (2)(b)(ii) above shall be deemed to have consented to such transaction for purposes of determining the requisite consent under Section 9.02(b).

“Tax Restructuring” means, collectively, the Intellectual Property Reorganization, the Principal-Commissionaire Reorganization and the Tax Reorganization (each as defined on Schedule 1.01(d)).

“Tax Restructuring Transaction” means any transaction that constitutes a part of, effects or is effected in connection with the Tax Restructuring.

(b) The definition of “Dutch Borrowing Base” is hereby amended by inserting the following new paragraph at the end thereof:

“For purposes of computing each of the Dutch Borrowing Base, the European Borrowing Base, the Aggregate Borrowing Base and interpreting the defined terms used in any of the foregoing, (i) Accounts owed to a Luxembourg Loan Party that becomes a Principal as a result of any Luxembourg Restructuring Transactions by an Account Debtor that maintains an office in, or is organized under any applicable law of, the Netherlands shall be deemed to be owed to a Dutch Borrower and (ii) Inventory located in the Netherlands that is owned by a Luxembourg Loan Party that becomes a Principal as a result of any Luxembourg Restructuring Transactions shall be deemed to be owned by a Dutch Borrower; provided that immediately prior to the transfer of such Accounts or Inventory to the Luxembourg Loan Party, such Accounts or Inventory were Eligible Accounts or Eligible Inventory, respectively.”

(c) The definition of “Eligible Inventory” is hereby amended by deleting clause (m) in its entirety and substituting in lieu thereof the following:

“(m) which a Loan Party has acquired owing to a flash title transfer;”.

(d) The definition of “Interest Period” is hereby amended by deleting the phrase “one, two,” in the third line thereof.

(e) The definition of “Issuing Bank” is hereby amended by inserting immediately after the phrase “Citibank, N.A.” the phrase “, Wells Fargo Bank, National Association”.

(f) The definition of “Loan Parties” is hereby amended by inserting the following additional proviso immediately before the “.” at the end thereof:

“; provided further that upon any Borrower becoming a Removed Borrower, such Removed Borrower shall be deemed to no longer be a Loan Party”.

(g) The definition of “UK Borrowing Base” is hereby amended by inserting the following new paragraph at the end thereof:

“For purposes of computing each of the UK Borrowing Base, the European Borrowing Base, the Aggregate Borrowing Base and interpreting the defined terms used in any of the foregoing, Inventory located in England and Wales or Scotland that is owned by a Luxembourg Loan Party that becomes a Principal as a result of any Luxembourg Restructuring Transactions shall be deemed to be owned by a UK Borrower; provided that immediately prior to the transfer of such Inventory to the Luxembourg Loan Party, such Inventory was Eligible Inventory.”

III. Amendments to Section 5.01 (Financial Statements; Borrowing Base and Other Information). Section 5.01 of the Credit Agreement is hereby amended as follows:

(a) by inserting “(each, a “Compliance Certificate”)” after “in substantially the form of Exhibit C” in clause (c) thereof;

(b) by deleting the “.” at the end of clause (i) thereof and substituting in lieu thereof “; and”; and

(c) by inserting the following new clause (j):

“(j) as soon as available, but in any event within 15 Business Days of the end of each calendar month, a certificate setting forth the calculation of the Fixed Charge Coverage Ratio as of the last day of such calendar month, together with supporting information in connection therewith.”

IV. Amendment to Section 6.01 (Indebtedness). Section 6.01 of the Credit Agreement is hereby amended:

(a) by inserting the parenthetical “(other than pursuant to customary change of control or asset sale offer provisions)” after the text “having no scheduled principal payments or prepayments” in clause (j) thereof;

(b) by deleting the “and” at the end of clause (m) thereof;

(c) by relettering clause (n) thereof as new clause (o);

(d) by inserting the following new clause (n):

“(n) Indebtedness incurred pursuant to a Permitted Foreign Subsidiary Factoring Facility; and”

V. Amendments to Section 6.02 (Liens). Section 6.02 of the Credit Agreement is hereby amended as follows:

(a) by deleting the word “and” after clause (j) thereof;

(b) by renumbering existing clause (k) as new clause (n); and

(c) by inserting the following new clauses (k), (l) and (m):

“(k) in the case of any Subsidiary that is not a wholly owned Subsidiary, purchase options, calls or similar rights of a third party or customary transfer restrictions with respect to Equity Interests in such Subsidiary set forth in its organizational documents or any related joint venture or similar agreement;

(l) leases, subleases, licenses and sublicenses of assets permitted by Section 6.05(j) or (p);

(m) Liens granted in connection with a Permitted Foreign Subsidiary Factoring Facility; and”.

VI. Amendments to Section 6.03 (Fundamental Changes). Section 6.03 of the Credit Agreement is hereby amended as follows:

(a) by deleting the word “and” after clause (iv) of paragraph (a) and substituting in lieu thereof “,”; and

(b) by inserting the following new clauses (vi), (vii) and (viii) immediately before the “.” at the end of paragraph (a) thereof:

(vi) any Borrower (other than a US Borrower) may merge into or consolidate with any other Borrower located in the same jurisdiction; provided that all actions reasonably required by the Administrative Agent in order to protect or perfect the security interest of the Collateral Agents in the Collateral have been taken,

(vii) any Subsidiary that is not a Loan Party may merge into or consolidate with any Loan Party in a transaction in which the surviving entity is a Loan Party, and

(viii) any Subsidiary that is not a Loan Party may merge, consolidate, liquidate or dissolve and any Loan Party (other than a Borrower) may merge or consolidate; provided that, with respect to this clause (viii), (1) in each case, any such merger, consolidation, liquidation or dissolution is, or the purpose of which is to effectuate, an investment or acquisition permitted by Section 6.04 or a disposition permitted by Section 6.05 and (2) with respect to any merger or consolidation of any Loan Party (other than with respect to a disposition permitted by Section 6.05), the surviving entity is a Loan Party”.

VII. Amendments to Section 6.04 (Investments, Loans, Advances, Guarantees and Acquisitions). Section 6.04 of the Credit Agreement is hereby amended as follows:

(a) by inserting the text “or other obligations” after the word “investments” in clause (j) thereof;

(b) by renumbering existing clauses (p) and (q) as new clauses (r) and (s), respectively; and

(c) by inserting the following new clauses (p) and (q):

“(p) option, warrant and similar derivative transactions entered into by the Company in connection with a Permitted Convertible Notes Offering;

(q) Guarantees by any Borrower or any Subsidiary of leases or other obligations of any Borrower or any Subsidiary that do not constitute Indebtedness, in each case entered into in the ordinary course of business;”

VIII. Amendment to Section 6.05 (Asset Sales). Section 6.05 of the Credit Agreement is hereby amended as follows:

(a) by deleting the word “and” at the end of clause (n) thereof; and

(b) by inserting the following new clauses (p) and (q):

“(p) leases, subleases, licenses and sublicenses of assets entered into by any Borrower or any Subsidiary in the ordinary course of business that do not materially interfere with the conduct of the business of the Company and its Subsidiaries taken as a whole; and

(q) sales, transfers and dispositions of accounts receivable pursuant to a Permitted Foreign Subsidiary Factoring Facility;”.

IX. Amendments to Section 6.08 (Swap Agreements). Section 6.08 of the Credit Agreement is hereby amended as follows:

(a) by deleting the “and” after clause (a) thereof;

(b) by inserting the word “and” after clause (b) thereof; and

(c) by inserting the following new clause (c) immediately before the “.” at the end of such section:

“(c) Swap Agreements entered into in connection with a Permitted Convertible Notes Offering”

X. Amendments to Section 6.09 (Restricted Payments; Certain Payments of Indebtedness). Section 6.09 of the Credit Agreement is hereby amended as follows:

(a) by deleting the “and” after clause (iii) in paragraph (a) thereof and substituting in lieu thereof “,”;

(b) by renumbering existing clause (iv) in paragraph (a) thereof as new clause (viii);

(c) by inserting the following new clauses (iv), (v), (vi) and (vii) in paragraph (a) thereof:

“(iv) the Company may enter into option, warrant and similar derivative transactions in connection with a Permitted Convertible Notes Offering and may settle such transactions in accordance with the terms thereof, (v) the Company may declare and pay dividends payable in cash with respect to its preferred stock and may make payments, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in the Company or any option, warrant or other right to acquire any Equity Interests in the Company in an aggregate amount not to exceed $50,000,000 during any fiscal year of the Company; provided that, with respect to this clause (v), both immediately before and immediately after giving pro forma effect thereto, (A) no Default or Event of Default shall have occurred and be continuing and (B) Liquidity shall be at least $750,000,000, including Aggregate Availability of at least $500,000,000; (vi) Restricted Payments in respect of Permitted Convertible Notes permitted under Section 6.09(b); (vii) the Company may make Restricted Payments (other than in cash) pursuant to any shareholder rights plan or similar arrangement; and”;

(d) by inserting “, with respect to this clause (viii),” following the words “provided that” in new clause (viii);

(e) by deleting the “and” after clause (F) in paragraph (b) thereof;

(f) by relettering existing clause (G) in paragraph (b) thereof as new clause (H);

(g) by inserting the following new clause (G) in paragraph (b) thereof:

“(G) distributions of shares of common stock of the Company, together with cash payments in lieu of the issuance of fractional shares, in connection with the conversion settlement of any Permitted Convertible Notes; and”; and

(h) by inserting the text “or distributions” after the text “other payments” and by inserting the parenthetical “(including, without limitation, any cash conversion settlement or repurchase of any Permitted Convertible Notes)” after the text “in respect of Indebtedness”, in each case in new clause (H) in paragraph (b) thereof; and

(i) by inserting the following new paragraph (c) at the end of Section 6.09:

“(c) Notwithstanding anything to the contrary contained in this Section 6.09, nothing in this Section 6.09 shall prohibit any Loan Party or any of the Subsidiaries from issuing Permitted Convertible Notes as otherwise permitted under this Agreement.”

XI. Amendments to Section 6.10 (Transactions with Affiliates). Section 6.10 of the Credit Agreement is hereby amended as follows:

(a) by deleting the text “(i) are in the ordinary course of business and (ii)” in clause (a) thereof;

(b) by relettering clauses (c) through (i) as new clauses (e) through (k); and

(c) by inserting the following new clauses (c) and (d):

“(c) transactions between or among any Subsidiaries that are not Loan Parties not involving any other Affiliate,

(d) transactions permitted by Section 6.03,”.

XII. Amendment to Section 6.11 (Restrictive Agreements). Section 6.11 of the Credit Agreement is hereby amended as follows:

(a) by inserting the text “to secure the Secured Obligations under this Agreement” after the text “upon any of its property or assets” in clause (a) thereof;

(b) by relettering existing clause (iv) in the proviso thereof as new clause (vii);

(c) by inserting the following new clauses (iv), (v) and (vi) in the proviso thereof:

“(iv) the foregoing shall not apply to any restriction in any agreement of any Person in effect at the time such Person becomes a Subsidiary so long as such restriction is not entered into in contemplation of such Person becoming a Subsidiary,

(v) the foregoing shall not apply to customary restrictions or conditions imposed by any agreement relating to Indebtedness permitted by this Agreement so long as such restrictions or conditions are no more onerous to the Company and its property and assets than the agreements governing the Existing 2013 Senior Notes (as in effect as of the Effective Date) except to the extent such restrictions or conditions relate to secured Indebtedness permitted by this Agreement and apply only to the property or assets securing such Indebtedness,

(vi) the foregoing shall not apply to customary restrictions and conditions in joint ventures or similar arrangements and”;

(d) by inserting “(A)” after the text “the foregoing shall not apply to” in new clause (vii) thereof; and

(e) by inserting immediately prior to the “.” at the end of Section 6.11 the following text:

“and (B) customary provisions in licenses, leases or other agreements restricting the assignment thereof”

XIII. Amendments to Section 6.12 (Amendment of Material Documents). Section 6.12 of the Credit Agreement is hereby amended as follows:

(a) by inserting “(i)” immediately before the text “any agreement” appearing in clause (a) thereof;

(b) by deleting the “,” after the term “Subordinated Indebtedness” in clause (a) thereof and substituting in lieu thereof the word “or”;

(c) by deleting the text “or any Indebtedness permitted pursuant to Section 6.01(i) or (j)” in clause (a) thereof;

(d) by relettering existing clause (b) thereof as new clause (ii) of clause (a) thereof;

(e) by inserting the word “or” after the entire clause (a) thereof; and

(f) by inserting the following new clause (b) immediately before the “.” at the end of such section:

“(b) any agreement relating to any Indebtedness permitted pursuant to Section 6.01(i) or (j) to the extent that after giving effect to any such amendment, modification or waiver, such Indebtedness would not be permitted under Section 6.01(i) or (j), as applicable”

XIV. Amendment to Article IX (Miscellaneous). Article IX of the Credit Agreement is hereby amended by inserting the following new Sections 9.23 and 9.24 at the end thereof:

“Section 9.23 Removal of Borrowers; Actions to Release Collateral. (a) Any Dutch Borrower or Luxembourg Borrower shall be removed as a Borrower (each, a “Removed Borrower”) upon delivery by such Borrower to the Administrative Agent of a written notification to such effect, repayment in full of all Loans made to such Borrower, cash collateralization of all L/C Obligations in respect of Letters of Credit issued for the account of such Borrower and repayment in full of all other amounts owing by such Borrower under this Agreement and the other Loan Documents (it being agreed that any such repayment shall be in accordance with the other terms of this Agreement); provided that both immediately before and immediately after giving pro forma effect thereto, (i) no Default or Event of Default shall have occurred and be continuing and (ii) no Level 4 Minimum Aggregate Availability Period shall be in effect.

(b) Upon any removal pursuant to paragraph (a) of this Section 9.23, (i) the applicable Removed Borrower shall be released from its obligations with respect to this Agreement and the other Loan Documents (other than its obligations under its Loan Guaranty which shall not be released except in accordance with clause (viii) of the proviso in Section 9.02(b)), (ii) all Liens granted to any Collateral Agent on the Collateral of the applicable Removed Borrower shall be automatically released and (iii) such Removed Borrower shall no longer constitute a “Dutch Borrower” or “Luxembourg Borrower”, as applicable, a “European Borrower” or a “Borrower” for purposes of this Agreement or any other Loan Document, but shall continue to constitute a “Loan Guarantor” for purposes of this Agreement and the other Loan Documents until released from its obligations under its Loan Guaranty in accordance with clause (viii) of the proviso in Section 9.02(b).

(c) In connection with any removal pursuant to paragraph (a) of this Section 9.23 and notwithstanding any provisions of this Agreement or the other Loan Documents to the contrary, the Administrative Agent or the applicable Collateral Agent, upon receipt of any certificates or other documents reasonably requested by it to confirm compliance with this Agreement, shall promptly execute and deliver to such Borrower, at such Borrower’s expense, all documents that such Borrower shall reasonably request to evidence release of such Borrower from its obligations with respect to this Agreement and the other Loan Documents; provided, however, that no Removed Borrower shall be permitted to be released from its obligation under its Loan Guaranty except in accordance with clause (viii) of the proviso in Section 9.02(b).

(d) In connection with any release of Collateral pursuant to this Section 9.23 or any other release of Collateral in connection with any sale or disposition of Collateral permitted under this Agreement, the Administrative Agent or the applicable Collateral Agent, upon receipt of any certificates or other documents reasonably requested by it to confirm compliance with this Agreement, shall promptly execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such release.

Section 9.24. Specified Tax Restructuring Transactions. Notwithstanding anything to the contrary contained in this Agreement (including Article V or VI) or any other Loan Document, each Specified Tax Restructuring Transaction shall, to the extent not otherwise permitted under this Agreement or any other Loan Document, be permitted.”

XV. New Schedule 1.01(d). The Credit Agreement is hereby amended by attaching new Schedule 1.01(d) thereto, which schedule shall be in the form attached hereto as Annex A.

XVI. Amendment to Schedule 6.01. Schedule 6.01 of the Credit Agreement is hereby deleted in its entirety and new Schedule 6.01 attached hereto as Annex B is substituted in lieu thereof, with such substitution deemed effective as of the Effective Date.

XVII. Amendment to the US Security Agreement and Waiver. Each Lender party hereto hereby (a) consents to the Amendment to the US Security Agreement (the “US Security Agreement Amendment”), in the form attached hereto as Exhibit A, and (b) permanently waives any Default or Event of Default that may have occurred prior to the date hereof as a result of the failure of the Loan Parties to comply with Section 4.1(g) or 4.10 of the US Security Agreement or to provide notice of the occurrence of any such Default or Event of Default pursuant to Section 5.02(a) of the Credit Agreement.

XVIII. Collateral Release Amendments. The Lenders hereby irrevocably consent to, and authorize the Administrative Agent and the Collateral Agents to enter into, any amendments or modifications to the Collateral Documents necessary to effectuate the releases described in Section 9.23 of the Credit Agreement (as amended by this Amendment).

XIX. Effectiveness of Amendment. This Amendment shall become effective as of the first date (the “Second Amendment Effective Date”) upon which the Administrative Agent shall have received (a) duly executed counterparts to this Amendment from the Borrowers, the Collateral Agents and the Required Lenders and (b) an amendment fee for the account of each Lender which approves this Amendment by delivering an executed counterpart hereof to the Administrative Agent on or prior to 5:00 p.m., New York City time, on March 22, 2010 in an amount equal to 0.25% of such Lender’s Commitment.

XX. Representations and Warranties. The Borrowers hereby represent and warrant that (a) each of the representations and warranties in the Credit Agreement shall be, after giving effect to this Amendment and the US Security Agreement Amendment, true and correct in all material respects as if made on and as of the Second Amendment Effective Date (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment and the US Security Agreement Amendment, no Default or Event of Default shall have occurred and be continuing as of the Second Amendment Effective Date.

XXI. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement, as amended and restated, are and shall remain in full force and effect.

XXII. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

XXIII. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

OFFICE DEPOT, INC.

By:
Name:
Title:

OFFICE DEPOT INTERNATIONAL (UK) LTD.

By:
Name:
Title:

OFFICE DEPOT UK LTD.

By:
Name:
Title:

OFFICE DEPOT INTERNATIONAL B.V.

By:
Name:
Title:

OFFICE DEPOT B.V.

By:
Name:
Title:

OD INTERNATIONAL (LUXEMBOURG) FINANCE S.À R.L.

By:
Name:
Title:

Second Amendment Signature Page

VIKING FINANCE (IRELAND) LTD.

By:
Name:
Title:

Second Amendment Signature Page

JPMORGAN CHASE BANK, N.A., as Administrative Agent, US Collateral Agent and as a Lender

By:
Name:
Title:

Second Amendment Signature Page

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as European Administrative Agent and European Collateral Agent

By:
Name:
Title:

Second Amendment Signature Page

[INSERT LENDER NAME], as a Lender

By:
Name:
Title:

Second Amendment Signature Page

ANNEX A

SCHEDULE 1.01(d)

TAX RESTRUCTURING

I. “Intellectual Property Reorganization” means one or more series of transactions whereby (i) certain non-U.S. intellectual property or intellectual property rights (the “Foreign IP”) are transferred to one or more existing or newly formed Foreign Subsidiaries (each an “IPCO”), (ii) IPCO licenses or sublicenses the Foreign IP to certain Loan Parties and/or Subsidiaries and (iii) certain intercompany reorganizations, investments, dispositions, contracts and/or other transactions are made or entered into in connection with the transactions described in the foregoing clauses (i) and (ii).

II. “Principal-Commissionaire Reorganization” means one or more series of transactions to adopt a principal-commissionaire (or principal-limited risk distributor) structure whereby a Foreign Subsidiary becomes the principal (the “Principal”) to certain Foreign Subsidiaries, including, without limitation, (i) sales, transfers or other dispositions of inventory and/or receivables to the Principal, (ii) commission sales arrangements between the Principal and certain European Loan Parties or Foreign Subsidiaries to market finished goods and (iii) intra-country mergers and consolidations of certain Foreign Subsidiaries with or into other Foreign Subsidiaries.

III. “Tax Reorganization” means one or more series of transactions whereby certain Foreign Subsidiaries extinguish intercompany positions via (i) investments in the Equity Interests of their respective subsidiaries, (ii) payments of dividends or other distributions with respect to their Equity Interests or (iii) intercompany sales, transfers, or other dispositions, with the express purpose of mitigating tax costs.

ANNEX B

SCHEDULE 6.01

EXISTING INDEBTEDNESS

A: Guarantees

[*]	Obligor/Payer	Payee	Guarantor	Date of Guarantee	Date of Expiration

[*]

[*]	The asterisk denotes that this Schedule contains four pages of confidential information that have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential information has been submitted separately to the Securities and Exchange Commission.

B: Intercompany Loans

Borrower	Lender	[*]	[*]

[*]

[*]	The asterisk denotes that this Schedule contains two pages of confidential information that have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential information has been submitted separately to the Securities and Exchange Commission.

C: Indebtedness

Bank Name	[*]	Obligor	Facility Type	[*]

[*]

Capital Leases
[*]	[*]
[*]	[*]

[*]	The asterisk denotes that this Schedule contains one page of confidential information that has been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential information has been submitted separately to the Securities and Exchange Commission.

Exhibit A

EXECUTION VERSION

AMENDMENT TO US SECURITY AGREEMENT

AMENDMENT (this “Amendment”), dated as of March 26, 2010, to the US Security Agreement, dated as of September 26, 2008 (as amended or otherwise modified heretofore, the “Security Agreement”), among Office Depot, Inc. (the “Company”), certain subsidiaries of the Company from time to time parties thereto (each, including the Company, a “Grantor” and collectively, the “Grantors”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent’) for the lenders party to the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Grantors and the Administrative Agent on behalf of the Lenders desire to amend the Security Agreement as set forth herein;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

I. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, dated as of September 26, 2008 (the “Credit Agreement”) among Office Depot, Inc., Office Depot International (UK) Ltd., Office Depot UK Ltd., Office Depot International B.V., Office Depot B.V., OD International (Luxembourg) Finance S.À R.L. and Viking Finance (Ireland) Ltd., certain subsidiaries of the Company from time to time parties thereto, the several banks and other institutions from time to time parties thereto (the “Lenders”), the Administrative Agent, and the other agents from time to time parties thereto.

II. Amendment to the Preliminary Statement. The Preliminary Statement of the Security Agreement is hereby amended by deleting the word “Lenders” in the second paragraph thereof and substituting in lieu thereof the term “Secured Parties”.

III. Amendment to Section 1.3 (Defined Terms). Section 1.3 of the Security Agreement is hereby amended by inserting the following defined term in appropriate alphabetical order:

“Secured Parties” means, collectively, the Agents, each Issuing Bank, the Lenders and any Affiliate of any Lender to which Secured Obligations are owed.

IV. Amendment to Article II (Grant of Security Interest). Article II of the Security Agreement is hereby amended as follows:

(a) by deleting the word “Lenders” in the second line thereof and substituting in lieu thereof the term “Secured Parties”;

(b) by deleting the text “personal property and other assets” in the third line thereof and substituting in lieu thereof the text “of the following personal property and assets”; and

(c) by deleting the text “, including” in the sixth line thereof.

V. Amendment to Section 4.1 (General). Section 4.1 of the Security Agreement is hereby amended by deleting paragraph (g) in its entirety and substituting in lieu thereof the following:

“(g) Such Grantor will not maintain any Collateral owned by it at any location other than those locations listed on Exhibit A, unless it shall have notified the Administrative Agent in writing, by amending, supplementing or restating Exhibit A hereto to add any such other location, which notification shall be made concurrently with the first Compliance Certificate delivered under clause (c) of Section 5.01 of the Credit Agreement after the end of any fiscal quarter of the Company in which any Collateral is located at any such other location.”

VI. Amendment to Section 4.10 (Change of Name or Location). Section 4.10 of the Security Agreement is hereby amended by deleting Section 4.10 in its entirety and substituting in lieu thereof:

“4.10. Change of Name or Location. Such Grantor shall not, except as permitted in Section 6.03 of the Credit Agreement, (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office (other than such Grantor’s relocation to the Global Headquarters), (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or organization, or (e) change its state of incorporation or organization, in each case, unless the Administrative Agent shall have received prompt notice of such change and (1) such change will not adversely affect the validity, perfection or priority of the Administrative Agent’s security interest in the Collateral, or (2) all actions reasonably required by the Administrative Agent to maintain such validity, perfection or priority have been taken, provided that, any new location shall be in the continental U.S.”

VII. Effectiveness of Amendment. This Amendment shall become effective as of the first date upon which the following conditions shall have been satisfied: (a) receipt by the Administrative Agent of duly executed counterparts to this Amendment from the Company and the Grantors, (b) the effectiveness of the Second Amendment to the Credit Agreement and (c) receipt by the Administrative Agent of (i) a supplement to Exhibit A, in form reasonably satisfactory to the Administrative Agent, identifying the locations of any Collateral owned by the Grantors at any locations other than those set forth on Exhibit A as of the Effective Date and (ii) with respect to any Grantor, written notification, in form reasonably satisfactory to the Administrative Agent, of any changes made by such Grantor after the Effective Date with respect to the items set forth in clauses (a) through (e) of Section 4.10 (as amended by this Amendment).

VIII. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Security Agreement, as amended and restated, are and shall remain in full force and effect.

IX. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

X. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

[signature pages follow]

2

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

OFFICE DEPOT, INC.

By:
Name: Title:

[GRANTORS]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and US Collateral Agent

By:
Name: Title:

EXHIBIT A

Lease Number	Lease Status	Shopping Center Name	City	State/ Prov- idence	Landlord Name	Total Sq. Ft. Rented	Current Lease Start Date	Current Lease End Date
[*]

[*]	The asterisk denotes that this Schedule contains 18 pages of confidential information that have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential information has been submitted separately to the Securities and Exchange Commission.